Income Tax Expense - Summary of Income Tax Recognized in Income or Loss (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Major components of tax expense (income) [abstract]
Current period	$ 101,035	$ 179,142
Adjustment for prior periods	(5,126)	1,998
Total	95,909	181,140
Origination and reversal of temporary differences	(2,593)	(39,578)
Variation in tax rate	(520)	(1,053)
Adjustment for prior periods	2,011	(2,270)
Total	(1,102)	(42,901)
Income tax expense	$ 94,807	$ 138,239